UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 30, 2005

iVillage Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-25469	13-3845162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(212) 600-6000

Not Applicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed solely for the purpose of refiling the Restricted Stock Unit Agreement, dated as of January 1, 2006, and the Performance Unit Agreement, dated as of January 1, 2006, in order to correct an inadvertent error (appearing only on the signature pages of such agreements) in the title of the officer who signed such agreements on behalf of iVillage Inc.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

99.1                           First Amendment to Employment Agreement, dated as of December 30, 2005.*

99.2                           Restricted Stock Unit Agreement, dated as of January 1, 2006.

99.3                           Performance Unit Agreement, dated as of January 1, 2006.

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVILLAGE INC.
(Registrant)

By:	/s/ Steven A. Elkes
Steven A. Elkes
Chief Financial Officer,
Executive Vice President,
Operations & Business Affairs and Secretary

Dated:  January 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to Employment Agreement, dated as of December 30, 2005.*
99.2	Restricted Stock Unit Agreement, dated as of January 1, 2006.
99.3	Performance Unit Agreement, dated as of January 1, 2006.

*Previously filed.